EXHIBIT 10.1


                            BASIC LEASE INFORMATION


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         Lease Date:                   June 8, 1998

         Landlord:                     SOUTH VALLEY ASSOCIATES
         Address of Landlord:          11411 NE 124th St., Suite 150
                                       Kirkland, WA 98034

         Tenant:                       Gargoyles Inc., a Washington corporation

         Premises:                     22223 68th Avenue South, Building B
                                       Kent, Washington 98032


Paragraph 1    Premises   consisting   of   approximately   25,348  square  feet
               (consisting of 5,075 sf of office and 20,273 sf of warehouse) in the Building "B" of approximately 83,755 square feet (computed from measurements to the exterior of outside walls of the building and to the center of interior walls), such premises being shown and outlined in red on the plan attached hereto as Exhibit A, and being part of the real property described in Exhibit B attached hereto.


Paragraph 1    Lease Term:  Commencing on the "Commencement Date" as hereinafter defined and ending thirty six (36) months thereafter except that in the event the Commencement Date is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the Commencement Date.

Paragraph 1    Scheduled Term Commencement Date: August 1, 1998

Paragraph 2    Monthly Base Rent:    Months                       Rent
                                     ------                       ----
                                      1-36                      $10,750.00

Paragraph 2B   Security Deposit:     First Payment:             $13,411.54
               Security Deposit:     Second Payment due on or
               before August 1, 1998:                           $13,411.54

Paragraph 4A   Tenant'  Initial  Monthly  Escrow  Payment  for  Taxes  and Other
               Charges: $1,365.00

Paragraph 7    Tenant's   Initial  Monthly  Common  Area   Maintenance   Charge:
               $1,167.00

Paragraph 14B  Tenant's Initial Monthly Insurance Escrow Payment: $131.00

               Tenant's Initial Monthly Payment: $13,411.54

               The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this lease to any of the Basic Lease information shall mean the respective information herein above set forth and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease the former shall control.

                                 LEASE AGREEMENT


THIS LEASE AGREEMENT, made and entered into by and between South Valley Associates, herein after referred to as "Landlord", and, Gargoyles Inc., a Washington corporation hereinafter referred to as "Tenant";


                                   WITNESSETH


1.   PREMISES AND TERM.

     A. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes and leases from Landlord those certain Premises as outlined in red on Exhibit "A" attached hereto (hereinafter referred to as the "Premises" and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way appertaining to the Premises and together with buildings and other improvements situated or to be situated upon land described in Exhibit "B" attached hereto.

     B. To have and to hold the same for a term commencing on the "Commencement Date:, as hereinafter defined and ending thereafter as specified in the Basic Lease Information, attached hereto, (the "Lease Term"), provided, however that, in the event the "Commencement Date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "Commencement Date".

     C. The "Commencement Date" shall be the Scheduled Term Commencement Date shown in the Basic Lease Information attached hereto and incorporated herein by reference.

     D. Early termination option - See Exhibit "C".

     E. Tenant Improvements - See Exhibit "D".

2.   BASE RENT AND SECURITY DEPOSIT.

     A. Tenant agrees to pay to Landlord Base Rent for the Premises, in advance without demand, deduction or set off, for the entire Lease Term hereof at the rate specified in the Basic Lease Information, payable in monthly installments. One such monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date recited above during the Lease Term except that the rental payment for any fractional calendar month at the commencement or end of the Lease period shall be prorated on the basis of 30-day month.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof a security deposit in the amount specified in the Basic Lease Information, which sum shall be held by Landlord, without obligation for interest, as security for the performance of tenant's covenants and obligation under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit, not the last month's rent nor a measure of Landlord's damages in the event of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudices to any other remedy provided herein or provided by law, use such deposit to the extent necessary to make good any arrears of rent of other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; or to perform any obligation required of Tenant under the Lease; and Tenant shall pay Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of tenant's obligations under this Lease have been fulfilled.

3.   USE.

     A. The Premises shall be used only for the purpose of general office, receiving, storing, shipping, assembly, light manufacturing, and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for its use of the Premises. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives including but not limited to those regarding the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the Premises are situated or unreasonably interfere with their use of their respective Premises. In addition to any other remedies Landlord may have for a breach by Tenant of the terms of this Section 3, Landlord shall have the right to have Tenant evicted from the Premises should Tenant fail to abate the nuisance or unreasonable interference with other Tenants. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other authority to disallow any sprinkler credits. In the event Tenant's use of Premises shall result in an increase in insurance premiums, Tenant shall be solely responsible for said increase.

     B. With respect to any release of toxic or hazardous substance or wastes or other condition of the Premises occurring on or after the date of the Lease and caused by or resulting from the negligent acts or omissions or willful misconduct of Tenant, its employees, authorized agents, or contractors, and which release or other condition violates the provisions of or necessitates any removal, treatment or other remedial action under, any past, present, or future federal state or local statute or ordinance or any regulation, directive, or requirement or any governmental authority with jurisdiction relating to protection of the environment, Tenant agrees to defend, indemnify, and hold harmless Landlord, its partners, employees, agents, and contractors, from and against any and all losses, claims liabilities, damages, demands, fines, costs, and expenses (including reasonable attorney's fees and legal expenses) arising out of or resulting therefrom. The provisions of this paragraph shall survive the termination or expiration of this Lease and the surrender of the Premises by Tenant, with respect to releases, events, or conditions occurring prior to such termination, expiration, or surrender. With respect to any release of toxic or hazardous substances or wastes or other condition of the Premises occurring prior to the date of this Lease and caused by or resulting from the negligent acts or omissions or willful misconduct of Landlord, its employees, authorized agents, or contractors, and which release or condition violates the provisions of, or necessitates any removal, treatment, or other remedial action under, any past, present, or future federal, state, or local statute or ordinance or any regulation, requirement, or directive of any governmental authority with jurisdiction relating to protection of the environment, Landlord agrees to defend, indemnify, and hold harmless Tenant from and against any and all losses, claims, liabilities, damages, demands, fines, costs, and expenses (including reasonable attorney' fees and legal expenses) arising out of or resulting therefrom.

4.   TAXES AND OTHER CHARGES

     A. Tenant agrees to pay it proportionate share of any and all real and personal property taxes, regular and special assessments, license fees, public service impact fees and other charges of any kind and nature whatsoever, payable by Landlord as a result of any public or quasi-public authority, private party, or owner's association levy, assessment or imposition against, or arising out of Landlord's ownership of or interest in, the real estate described in Exhibit "B" attached hereto, together with the building and the grounds, parking areas, driveways, roads, and alleys around the building in which the Premises are located, or any part thereof (hereinafter collectively referred to as the "Charges"). During each month of the Lease Term, Tenant shall make a monthly escrow deposit with Landlord (the "Escrow Payment") equal to 1/12 of its proportionate share of the Charges which will be due and payable for that particular calendar year. Any lump sum public service impact fees paid by Landlord shall be amortized over ten (10) years at interest not to exceed the actual interest paid by Landlord and equal installments of such fee, together with interest accrued there on, shall be payable monthly as a portion of the Charges. Tenant authorizes Landlord to use the funds deposited by Tenant with Landlord under this Paragraph 4 to pay the Charges. Each Escrow Payment shall be due and payable, as additional rent at the same time and in the same manner as the payment of monthly rental as provided herein. The amount of the initial Monthly Escrow Payment will be specified in the Basic Lease Information. The initial Escrow Payment is based upon Tenant's proportionate share of the estimated Charges for the year in question and the monthly Escrow Payment is subject to increase or decrease as determined by the Landlord to reflect an accurate escrow of Tenant's estimated proportionate share of the Charges. The Escrow Payment account of Tenant shall be reconciled annually. If the Tenant's total Escrow Payments are less than Tenant's actual pro rata share of the Charges, tenant shall pay to Landlord upon demand the difference; if the Tenant's total Escrow Payments are more than Tenant's actual pro rata share of the Charges, Landlord shall retain such excess and credit it to Tenant's Escrow Payment accounting for the successive year's Charges. Tenant's proportionate share of the Charges shall be based on the gross leasable square footage of the Building computed by multiplying the Charges by a fraction, the numerator of which shall be the number of gross leasable square feet of floor space in the Premises and the denominator of which shall be the total applicable gross leasable square footage; or such other equitable apportionment as may be adopted.

     B. If Tenant should fail to pay any Escrow Payments required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Escrow Payments or taxes, assessments, license fees and other charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable upon demand as additional rental plus interest at the rate of eighteen percent (18%) per annum from the date of payment by Landlord until repaid by Tenant.

     C. (1) If at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, fees or charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or any future building or buildings, then all such taxes, assessments, fees or charges, or the part thereof so measured or based, shall be deemed to be included within he term "Charges" for the purposes hereof.

          (2) Tenant may, alone or along with other tenants of the building containing the Premises, at its sole cost and expense, in its or their own name(s) dispute and contest any Charges by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other Tenants, if any, joining with Tenant in such contest have deposited with Landlord the amount so contested and unpaid or their proportionate shares thereof as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties and other liabilities associated with the proceeding(s), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord upon demand Tenant's share (as among all Tenants who participated in the contest) of all court costs, interest, penalties and other liabilities relating to such proceedings. Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage or expense (including attorney's fees) in connection with any such proceedings.

          (3) Any payment to be made pursuant to this Paragraph 4 with respect to the calendar year in which this Lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full calendar year as that part of such calendar year by the Lease Term bears to a full calendar year.

     D. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

5.   TENANT'S MAINTENANCE

     A. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floor and floor covering, downspouts, gutters, heating and air-conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado, or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 14(A) below, except that tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents, licensees or invites.

     C. Tenant and its employees, customers and licensees shall have the right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to right of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. If Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of a common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible Tenant, shall pay the entire cost thereof, upon demand, as additional rent.

     D.   Landlord   shall,   enter  into  a  regularly   scheduled   preventive
     maintenance/service contract with a maintenance contractor for servicing all heating and air-conditioning systems and equipment with the Premises.

6. LANDLORD'S REPAIRS. After reasonable notice from Tenant, Landlord shall repair the roof, exterior walls and foundations, and the cost thereof shall be shared as provided in Paragraph 7. Tenant shall repair and pay for any damage to such items to be maintained by Landlord caused by any act, omission or negligence of Tenant, or Tenant's employees, agents, licensees or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have a reasonable opportunity and time to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance for the curing of such defect.

7. MONTHLY COMMON-AREA MAINTENANCE CHARGE. Tenant agrees to pay, as an additional charge each month, its proportionate share of the cost of operation and maintenance of the Common Area which shall be defined from time to time by Landlord. Common Area costs as normally charged in the market, which may be incurred by Landlord, at its discretion, shall include, but not be limited to costs incurred for lighting, water, sewage, trash removal, exterior painting, exterior window cleaning, accounting, policing, sweeping, services negotiation, customary property management fee not to exceed 5% of rentals, sewer lines, plumbing, paving, landscape maintenance, plant material replacement and other like charges, and for administration of the items set forth in this paragraph. Landlord shall maintain the Common Areas in reasonably good condition and repair. The proportionate share to be paid by tenant of the cost of operation and maintenance of the Common Area shall be computed on the ratio that the gross leasable square feet of the Premises bears to the total applicable gross leasable square footage or such other equitable apportionment as may be adopted. Landlord shall make monthly or other periodic charges based upon the estimated annual cost of operation and maintenance of the Common Area, payable in advance but subject to adjustment after the end of the year on the basis of the actual cost for such year. Any such periodic charges shall be due and payable upon delivery of notice thereof. The initial Common-Area Maintenance Charges, subject to adjustment as provided herein, shall be due and payable, as additional rent, at the same time and in the same manner as the time and manner of the payment of monthly rental as provided herein. The amount of the initial monthly Common-Area Maintenance Charge shall be as specified in the basic Lease Information.

8.   RENTAL ADJUSTMENT

     Intentionally deleted

9.   ALTERATIONS.

     A. Tenant shall not make any alterations, additions or improvements to the Premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixture as it may deem advisable, without altering the basic character of the building or
     improvements   and  without   overloading  or  damaging  such  building  or
     improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the Term of the Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the date of termination of this Lease or upon earlier vacating of the Premises provided, however, that if Landlord so elects prior to termination of this Lease or upon earlier vacating of the Premises that such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this Lease or upon earlier vacating of the Premises and shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by Landlord; upon any such removal tenant shall restore the Premises to their original conditions. All such removals and restoration shall be accomplished in good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises

     B. Tenant shall remove any sumps and clarifiers and any related Hazardous Materials ("Hazardous Materials" shall mean petroleum and petroleum products, asbestos, and PCBs and any "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, or the Resource Conservation and Recovery Act, as amended, those substances, materials and wastes which are defined as "hazardous wastes" or as "hazardous substances" in the Washington Health and Safety Code or Labor Code, and "hazardous" or "toxic" in the regulations adopted or publication promulgated pursuant to any of said laws) in or about the Premises and associated with Tenant's use and occupancy thereof upon the expiration or earlier termination of this Lease.

     C. Notwithstanding anything to the contrary contained herein, Landlord agrees that the Tenant shall not be responsible for, and Landlord shall hold Tenant harmless against, any costs of cleanup or removal arising from or associated with any hazardous material existing in, on or throughout the Premises, as of the date Tenant occupies the Premises pursuant to the terms of this Lease,

10. SIGNS. Tenant shall not install signs upon the Premises without Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, and any such signage shall be subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this Lease. Such installations and removals shall be made in such a manner as to avoid injury or defacement of the building and other improvements, and tenant shall repair any injury or defacement, including without limitation discoloration caused by such installations and/or removal.

11.  INSPECTION.

     A. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease. During the period that is six (6) months prior to the end of the Term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available.

     B. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for the purposes of determining Tenant's responsibility for repairs and restoration. It shall be the responsibility of Tenant, prior to vacating the Premises, to clean and repair the Premises and restore them to the condition in which they were in upon delivery of the Premises to Tenant at the Commencement Date, reasonable wear and tear excepted. Cleaning, repair and restoration shall include, but not be limited to, removal of all trash, cleaning and repainting of walls, where necessary, cleaning of carpet and flooring, replacement of light bulbs and tubes, cleaning and wiping down of all fixtures, maintenance and repair of all heating and air-conditioning systems, and all similar work, which shall be done at the latest practical date prior to vacation of the Premises.

12. UTILITIES. Landlord agrees to provide at its cost water, electricity and gas service connections into the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant,

     Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other Premises. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises.

13.  ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not have the right, voluntarily or involuntarily, to assign, convey, transfer, mortgage or sublet the whole or any part of the Premises under this Lease without the prior written consent of Landlord. In the event Tenant applies to Landlord for consent to assign, convey, transfer or sublet the Premises, Landlord may condition such consent upon the right to receive one-half of the profit, if any, which Tenant may realize on account of such assignment, conveyance, transfer or sublease of the Premises. For purposes of this paragraph, "profit" shall mean any sum which the assignee, sublessee or transferee is required to pay, or which is credited to Tenant as rent in excess of the rents required to be paid by Tenant to Landlord under this Lease. Landlord also reserves the right to recapture the Premises or applicable portion thereof in lieu of giving its consent by notice given to Tenant within twenty (20) days after receipt of Tenant's written request for assignment or subletting. Such recapture shall terminate this Lease as to the applicable space effective on the prospective date of assignment or subletting, which shall be the last day of a calendar month and not earlier than sixty (60) days after receipt of Tenant's request hereunder. In the event that Landlord shall not elect to recapture and shall thereafter give its consent, Tenant shall pay Landlord $500.00, to reimburse Landlord for processing and leasing costs incurred in connection with such consent.

     B. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment, transfer or sublease and apply such rent against any sums due to Landlord from Tenant hereunder and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

14.  INSURANCE, FIRE AND CASUALTY DAMAGE.

     A. Landlord agrees to maintain insurance covering the building of which the Premise are a part in the amount not less than eighty percent (80%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement costs" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraph 14, C, D, E below, such insurance shall be for the sole benefit of Landlord and under its sole control. In the event the insurance policy shall contain a deductible, Tenant shall be liable for and pay any deductible withheld from insurance proceeds or payable under the terms of the insurance policy in the event of acclaim or insured loss thereunder.

     B.  Tenant  agrees to pay its  proportionate  share of  Landlord's  cost of carrying fire and extended coverage insurance ("Insurance") on the building. During each month of the term of this Lease, Tenant shall make a monthly escrow deposit with Landlord equal to one-twelfth of its proportionate share of the insurance on the buildings and grounds which will be due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited by him with Landlord under this paragraph to pay the cost of such Insurance. Each Insurance escrow Payment shall be due and payable, as additional rent, at the same time and manner of the payment of the monthly rental as provided herein. The initial share of the estimated insurance for the year in question, and the monthly Insurance Escrow Payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly escrow of Tenant's estimated proportionate share of this Insurance. The Insurance Escrow Payment account of Tenant shall be reconciled annually. If the Tenant's total Insurance Escrow Payments are less than Tenant's actual pro rata share of the Insurance, Tenant shall pay to Landlord upon demand the difference; if the total Insurance Escrow Payments of Tenant are more than Tenant's actual pro rata share of the Insurance Landlord shall promptly refund the balance of such excess to Tenant after first crediting the excess to the next monthly payment by Tenant for its proportionate share of taxes and Insurance. Tenant's cost of Insurance shall be computed by multiplying the cost of insurance by a fraction, the numerator of which shall be the number of gross leasable square feet of floor space in the Premises and the denominator of which shall be the total applicable gross leasable square footage. The amount of the initial monthly Insurance Escrow Payment will be as specified in the Basic Lease information.

     C. If the building, of which the Premises are a part, should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     D. If the building, of which the Premises are a part, should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damages. Landlord shall give notice to Tenant in writing of its determination to terminate this Lease within ninety (90) days following the date of the occurrence of such damage.

     E. If the building, of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 14(a) above, but only to such extent that rebuilding repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such building to substantially restore the condition in which it existed prior to such damage except that Landlord shall not be required to rebuild, repair or replace any part of the partition, fixtures, additions and other improvements which may have been placed in, or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination at Tenant's exclusive remedy, whereupon, all rights and obligations hereunder shall cease and terminate.

     F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises required that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     G. Waiver of Subrogation. Landlord and Tenant hereby waive any right and release each other for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, by way of subrogation or otherwise. Provided however, this release shall be applicable, and in force and effect, only with respect to loss or damage occurring during such times as the parties each having had their respective insurance companies issue an insurance policy that contains a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder; and then, only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

15. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, servants, guests, invitees or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its employees, agents, servants, guests, invitees or visitors, or of any other person entering upon the Premises, or caused by the building and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's employees, agents, servants, guests, invitees and visitors from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the gross negligence of Landlord or the failure of Landlord to repair any part of the Premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant's obligation to indemnify Landlord under this Paragraph 15 includes an obligation to indemnify for losses resulting from death or injury to Tenant's employees and Tenant accordingly hereby waives any and all immunities it now has or hereafter may have under any Industrial Insurance Act, or other worker's compensation, disability benefit or other similar act which would otherwise be applicable in the case of such a claim. Tenant shall procure and maintain throughout the term of this Lease a policy or policies of Insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations and maintenance and use of the Premises; and (iv) Tenants liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $1,000,000 per occurrence in respect of injury to persons (including death) and in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

16.  CONDEMNATION.

     A. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, the Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

     B. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance, regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances

     C. In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive the entire award. Tenant shall be entitled to make a claim in any condemnation proceedings which does not reduce the amount of Landlord's award, for the value of any furniture, furnishings and fixtures installed by and at the sole expense of Tenant.

17. HOLDING OVER. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that tenant may hold over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1 1/2 the Base Rent in effect on the termination date, plus all additional rental as defined herein, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this paragraph 17 shall not be construed as Landlord's consent for Tenant to hold over.

18. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good fee or leasehold title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

19. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

     A. Tenant shall fail to pay for any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

     B. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

     C. Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

     D. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

     E. Tenant shall desert or vacate any substantial portion of the Premises.

     F. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph 19), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant or take immediate steps to cure such failure and to cure such failure within a reasonable period of time.

20. REMEDIES. Upon the occurrence of any such events of default described in Paragraph 19 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

     A. Intentionally Deleted

     B. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, take possession of the Premises as provided under Washington State law. Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

     C. Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by the use of such force as is lawful, without being liable for prosecution or any claim for damages therefor, and relet the Premises for such terms ending before, on or after the expiration date of the Lease Term at such rentals and upon such other conditions (including concessions and prior occupancy periods) as would be reasonable under the circumstances, and receive the rent therefor. Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. Landlord shall take reasonable steps to relet the Premises or any part thereof but Landlord shall not be liable for refusal or failure to relet or in the event of reletting for refusal or failure to collect any rent due upon such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

     D. Enter upon the Premises, by reasonable force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     E. Whether or not Landlord retakes possession or relets the Premises, Landlord shall have the right to recover unpaid rent and all damages caused by Tenant's default, including attorney's fees. Damages shall include, but which shall not necessarily be limited to, all rents lost, all reasonable legal expenses and other related costs incurred by Landlord following Tenant's default, all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovation or otherwise preparing the Premises or reletting, all reasonable costs (including any brokerage commissions and the value of Landlord's time) incurred by Landlord, plus interest thereon from the date of expenditure until fully repaid at the rate of eighteen percent (18%) per annum.

     F. In the event Tenant fails to pay an installment of rent, additional rent or other charges hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. Any and all late rent shall bear an eighteen percent (18%) interest rate.

     G. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, such remedies being cumulative and non-exclusive, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the Lease Term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the premises, and no agreement to terminate its Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any item of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

21.  LANDLORD'S LIEN. Intentionally Deleted

22. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgage (s) and/or deed (s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon. At the request of Landlord, Tenant shall promptly execute, acknowledge and deliver, all instruments which may be required to subordinate this Lease to any existing or future mortgages, deeds of trust and/or other security documents on or encumbering the Premises or on the leasehold interest held by Landlord, provided that the mortgagee or beneficiary, as the case may be, shall agree to recognize this Lease in the event of a default by Landlord.

23. LANDLORD'S DEFAULT. In the event Landlord should become in default in any payment due on any such mortgage described in Paragraph 21 hereof or in the payment of taxes or any other item which might become a lien upon the Premises and which Tenant is not obligated to pay under the terms and provisions of this Lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of Paragraph 23 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

24. MECHANICS LIENS. Tenant shall have no authority, express or Implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Promises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

25. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment Tenant or Landlord shall be deemed to be complied with when and if the following steps are taken:

     A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

     B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth or at such other address within the continental United States as tenant may specify from time to time by written notice delivered in accordance herewith.

     C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

     LANDLORD:                                        TENANT:
     South Valley Associates                          Gargoyles, Inc.
     11411 N.E. 124th Street, Suite 150               5866 South 194th Street
     Kirkland, Washington 98034                       Kent, Washington 98032

     Phone: (206) 823-1191                            Phone: (425) 921-3600

     If and when included within the term "Landlord" as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord: if and when included within the term "Tenant", as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

26.  SUBSTITUTION SPACE.

     A. Landlord shall have the right at any time from the date hereof through the end of the term of this Lease or any renewal or extension hereof, to substitute, instead of the leased Premises, other space (of approximately the same area as the leased Premises) hereinafter referred to as "Substitution Space," in the Building.

     B. If Landlord desires to exercise such right, it shall give Tenant at least one hundred and twenty (120) days prior written notification that Tenant is to relocate to another space. Tenant shall then give Landlord written notice within ten (10) days of receipt of Landlord's notification whether Tenant agrees to relocate, or whether Tenant elects to terminate the Lease and vacate the Premises as of the one hundred and twentieth (120th) day following the date of Landlord's notification. Should Tenant fail to give Landlord written notice within ten (10) days of receipt of Landlord's notification, then Tenant shall be deemed to have elected to terminate, and this Lease shall automatically terminate one hundred and twenty (120) days following the date of Landlord's notification. If Tenant shall retain possession of the Premises or any part thereof following the termination date, Tenant shall be liable to Landlord, for each day of such retention, for double the amount of the daily rental for the last period prior to the date of such expiration or termination, subject to rent adjustments as provided in Paragraph 27, plus actual damages incurred by Landlord resulting from delay by tenant in surrendering the Premises, including without limitation any claims made against Landlord by any succeeding Tenant to the Premises and Landlord's costs in taking any action at law, in equity or self help to evict Tenant from the Premises.

     C. If Tenant elects to move to the Substitution Space, such move shall be at the sole cost of Landlord including all costs and expenses related to improving the space with leasehold improvements equal to those then in Tenant's Premises, moving the furniture, office equipment and other contents of the Premises to the new space, reinstating telecommunications equipment, printing of new stationery, business cards and other printed matter bearing the address of Tenant of the same quality and quantity as Tenant's existing inventory and such other reasonable expenses as tenant may incur, it being the intention of the parties that tenant incur no costs or expenses as a result of the move. After such move, all terms, covenants, conditions, provisions, and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space except that (a) if the then unexpired balance of the term of the Lease shall be less than one year, the term of this Lease shall be extended so that the unexpired balance of the term of this Lease shall be one year from the date of the move and (b) if the Substitution Space contains more square footage than the presently leased Premises, the monthly rental shall be increased proportionately (provided that such rental increase shall not be in excess of five percent (50/6) of the rental immediately preceding such an increase).

27.  MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners or other appropriate documentation evidencing the due authorization of such part to enter into this Lease.

     C. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

     E. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term hereof and prior to Tenant vacating the premises, Tenant shall pay to Landlord an amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air-conditioning systems and equipment therein, in good condition and repair pursuant to Paragraph 11(B) hereof. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder or real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 26
     (F).

     G. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of its Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause of provision as may be possible and be legal, valid and enforceable.

     H. Because the Premises are on the open market and are presently being shown, this Lease shall be treated as an offer with the Promises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the Premises without notice, and this Lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     l. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     J. During the term of this Lease and any subsequent option periods, Landlord shall have the right to request and obtain Tenant's current financial statements with reasonable advance notice. Tenant shall comply with Landlord's request for financial statements in a reasonable time frame not to exceed thirty (30) days from the date of request. Landlord agrees to protect any such financial statements released to Landlord on a "confidential" basis.

28. LIABILITY OF LANDLORD. Tenant agrees that no trustee, officer, employee, agent or individual partner of Landlord, or its constituent entitles, shall be personally liable for any obligation of Landlord hereunder, and that Tenant must look solely to the interests of Landlord, or its constituent entitles in the subject real estate, for the enforcement of any claims against Landlord arising hereunder.

29.      ADDITIONAL PROVISIONS.

LANDLORD:                               TENANT



s/ Peter Richard Henning                S/ Leo Rosenberger
------------------------------          ---------------------------------
Peter Richard Henning                   Leo Rosenberger
General Partner                         Chief Executive Officer
                                        Chief Financial Officer

CORPORATE ACKNOWLEDGMENT:

State of _____________________  )
                                ) ss.
County of ____________________  )

         On this ______ day of ______________, 19__ before me personally appeared _____________ to me known to be the ______ of the corporation, that executed the within and foregoing instrument and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first written above.

                             Signature: __________________________________
                             Print Name: _________________________________
                                         Notary Public in and for the
                                         State of ________________________
                                         Residing in _____________________
                                         My appointment expires __________


CORPORATE ACKNOWLEDGMENT:

State of Washington  )
                     ) ss.
County of King       )

         On this 11th day of June, 1998 before me personally appeared _____________ to me known to be the individual or individuals, described in and who executed the within and foregoing instrument, and acknowledged that he signed same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first written above.

                             Signature: s/ Cynthia L. Pope
                             Print Name: Cynthia L. Pope
                                         Notary Public in and for the
                                         State of Washington
                                         Residing in Bellevue
                                         My appointment expires 6-10-2001

State of Washington  )
                     ) ss.
County of King       )

         I, the undersigned, a notary public in and for the State of Washington, hereby certify that on this 16th day of June, 1998, personally appeared before me Peter Richard Henning known to be the individual described in and who executed the foregoing instrument, and acknowledged that he/she signed same as his/her free and voluntary act and deed, for the uses and purposes therein mentioned.

         WITNESS my hand and official seal hereto affixed the day and year first written above.


(SEAL)                               S/ Yvonne M. Nelson
                                     Notary Public in and for the
                                     State of Washington, residing at Bothell


State of _____________________  )
                                ) ss.
County of ____________________  )

         I, the undersigned, a notary public in and for the State of ___________, hereby certify that on this ____ day of _________, 1998 personally appeared before me _______________ known to be the individual described in and who executed the foregoing instrument, and acknowledged that he/she signed same as his/her free and voluntary act and deed, for the uses and purposes therein mentioned.

         WITNESS my hand and official seal hereto affixed the day and year first written above.


                                     _______________________________________
                                     Notary Public in and for the State of
                                     ___________________, residing at
                                     ________________________

State of _____________________  )
                                ) ss.
County of ____________________  )

         I, the undersigned, a notary public in and for the State of ___________, hereby certify that on this ____ day of _________, 1998, personally appeared before me _______________ known to be the individual described in and who executed the foregoing instrument, and acknowledged that he/she signed same as his/her free and voluntary act and deed, for the uses and purposes therein mentioned.

         WITNESS my hand and official seal hereto affixed the day and year first written above.


                                     _______________________________________
                                     Notary Public in and for the State of
                                     ___________________, residing at
                                     ________________________